                                                                    EXHIBIT 10.1

                             SECOND AMENDMENT TO
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                 THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT made and entered into as of June 13, 1994, by and among INTERFACE, INC., a Georgia corporation ("Interface"), INTERFACE SCHERPENZEEL B.V. (formerly Heuga Nederland B.V.), a "besloten vennootschap met beperkte aansprakelijkheid" (private company with limited liability) incorporated and existing under the laws of The Netherlands with its registered seat in Scherpenzeel, Gld., The Netherlands ("Heuga Nederland"), AYLESBURY RESIDUAL LIMITED (formerly Heuga UK Limited), a private company limited by shares organized and existing under the laws of England and Wales ("Heuga UK"), INTERFACE EUROPE LTD. (formerly Interface Flooring Systems Limited), a private company limited by shares organized and existing under the laws of England and Wales ("IFSL"; Interface, Heuga Nederland, Heuga UK, and IFSL referred to collectively herein as the "Borrowers"), TRUST COMPANY BANK, a banking corporation organized under the laws of the State of Georgia ("TCB"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"), the other banks and lending institutions listed on the signature pages hereof, and any assignees of TCB, FNBC, or such other banks and lending institutions which become "Lenders" as provided herein (TCB, FNBC, and such other banks, lending institutions, and assignees referred to collectively herein as the "Lenders"), TRUST COMPANY BANK, in its capacity as agent for those Lenders having Revolving Loan Commitments or Term Loan Commitments, or both, or having outstanding Revolving Loans or Term Loans, or both, as provided herein, and each successor agent for such Lenders as may be appointed from time to time pursuant to
Article XI hereof (the "Domestic Agent"), THE FIRST NATIONAL BANK OF CHICAGO, in its capacity as agent for those Lenders having outstanding Multicurrency Loan Commitments or having outstanding Multicurrency Loans as provided herein, and each successor agent for such Lenders as may be appointed from time to time pursuant to Article XI hereof (the "Multicurrency Agent"; the Domestic Agent and the Multicurrency Agent referred to collectively herein as the "Co-Agents"), and TRUST COMPANY BANK, in its capacity as collateral agent for the Co-Agents and Lenders and each successor collateral agent as may be appointed from time to time pursuant to Article XI hereof (the "Collateral Agent");

                              W I T N E S S E T H:

                 WHEREAS, Interface, Heuga Nederland, Heuga UK, IFSL, the Co-Agents, the Collateral Agent, and the Lenders are parties to a certain Second Amended and Restated Credit Agreement dated as of June 11, 1993, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of December 1, 1993 (as so amended, the "Credit Agreement");

                 WHEREAS, Interface has requested that certain of the Lenders increase their respective Revolving Loan Commitments and Multicurrency Loan Commitment, and that the Lenders agree to amend certain other provisions of the Credit Agreement;

                 WHEREAS, the Co-Agents, the Collateral Agent, and the Lenders have agreed to such increases in the Revolving Loan Commitments and Multicurrency Loan Commitment and the other amendments to the Credit Agreement, as more particularly set forth in this Second Amendment, on the terms and subject to the conditions hereinafter set forth;

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Interface, Heuga Nederland, Heuga UK, IFSL, the Lenders, the Co-Agents and the Collateral Agent agree as follows:

1. DEFINED TERMS. Except as otherwise expressly defined herein, each capitalized term used in this Second Amendment that is defined in the Credit Agreement shall be used herein with the meaning assigned to such capitalized term in the Credit Agreement.

2.       AMENDMENTS TO SECTION 1.01 ("DEFINITIONS").

         (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

                 "FNBC Replacement Multicurrency Note" shall mean the promissory note evidencing all Multicurrency Loans previously made by FNBC and outstanding on the Second Amendment Effective Date, and all Multicurrency Loans to be made by FNBC pursuant to its increased Multicurrency Loan Commitment as provided in Paragraph 4 of the Second Amendment to Credit Agreement, substantially in the form attached to the Second Amendment to Credit Agreement as Exhibit C-2.

                 "FNBC Supplemental Revolving Credit Note" shall mean, collectively, the promissory notes evidencing the Revolving Loans to be made by FNBC pursuant to the increase in its Revolving Loan Commitment as provided in Paragraph 3 of the Second Amendment to Credit Agreement, substantially in the form attached to the Second Amendment to Credit Agreement as Exhibit B-2.

                 "FUNBG Replacement Revolving Credit Note" shall mean the promissory note evidencing all Revolving Loans previously made by First Union National Bank of Georgia

         ("FUNBG") and outstanding on the Second Amendment Effective Date, and all Revolving Loans to be made by FUNBG pursuant to its increased Revolving Loan Commitment as provided in Paragraph 3 of the Second Amendment to Credit Agreement, substantially in the form attached to the Second Amendment to Credit Agreement as Exhibit B-3.

                 "Second Amendment Effective Date" shall mean the date on which all conditions and requirements for the effectiveness of the Second Amendment to Credit Agreement have been satisfied as provided in Paragraph 13 of the Second Amendment to Credit Agreement.

                 "Second Amendment to Credit Agreement" shall mean that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of June __, 1994, among the Borrowers, the Lenders listed therein, the Co-Agents, and the Collateral Agent.

         (b) The definitions of the terms "Applicable Margin", "Borrowers", "Fixed Charge Coverage Ratio", "Funded Debt", "Guarantors", "Multicurrency Notes", "Pledged Stock", and "Revolving Credit Notes" in Section 1.01 of the Credit Agreement are hereby amended by deleting such definitions in their entirety and substituting in lieu thereof the following definitions for such terms:

                 "Applicable Margin" shall mean, with respect to all outstanding Borrowings through the Second Amendment Effective Date, the applicable percentage determined as set forth in this Agreement prior to giving effect to the Second Amendment to Credit Agreement and, with respect to all outstanding Borrowings during any of Interface's fiscal quarters from and after the Second Amendment Effective Date, the percentage determined for such fiscal quarter from the chart set forth below based on Interface's Interest Coverage Ratio and Leverage Ratio determined as of the last day of the second fiscal quarter immediately preceding the then current fiscal quarter:

                           INTEREST COVERAGE RATIO


                                LESS THAN                  GREATER THAN                    GREATER THAN
                                 OR EQUAL                3.0:1.00 AND LESS                   OR EQUAL
LEVERAGE RATIO                  TO 3.0:1.0                 THAN 5.0:1.0                     TO 5.0:1.0
- - --------------                  ----------               -----------------                 ------------
Greater than or
  equal to 50%                    1.000%                       0.875%                         0.750%

Greater than 35%
  and less than
  50%                             0.875%                       0.750%                         0.500%

Less than or
  equal to 35%                    0.750%                       0.500%                         0.375%


provided, however, if Interface fails to deliver its financial statements for such second preceding fiscal quarter pursuant to Section 8.07 prior to the first day of the then-current fiscal quarter, the Applicable Margin with respect to Borrowings during such current fiscal quarter shall be 1.000%.

                 "Borrowers" shall mean, (i) with respect to the Term Loans and Revolving Loans, Interface, and (ii) collectively, with respect to the Multicurrency Loans, Heuga Nederland and IFSL, and their respective successors and permitted assigns.

                 "Fixed Charge Coverage Ratio" shall mean, as of the last day of any fiscal quarter of Interface, the ratio of (A) the sum, for the immediately preceding four fiscal quarters, of the amounts of (i) Consolidated EBITA, (ii) aggregate depreciation expense, and (iii) aggregate rent expense, to (B) the sum of the amounts of (i) the aggregate Consolidated Interest Expense for the immediately preceding four fiscal quarters, (ii) the aggregate rent expense for the immediately preceding four fiscal quarters, (iii) the next four succeeding required principal payments on the Term Loans pursuant to
         Section 2.02(b), and (iv) all regularly scheduled principal payments on other Indebtedness (including, without limitation, those portions of payments with respect to capital leases in the nature of principal payments) of the Consolidated Companies as permitted under Section
         9.01 for the next four succeeding fiscal quarters.

                 "Funded Debt" shall mean all Indebtedness for money borrowed, Indebtedness evidenced or secured by purchase money Liens, capitalized leases, conditional sales contracts and similar title retention debt instruments, and Indebtedness evidenced by bonds, debentures, notes or other similar instruments, including all current maturities of such Indebtedness. The calculation of Funded Debt shall include all Funded Debt of the Consolidated Companies, plus all Funded Debt of other Persons to the extent guaranteed by a Consolidated Company, to the extent supported by a letter of credit issued for the account of a Consolidated Company, or as to which and to the extent which a Consolidated Company or its assets otherwise have become liable for payment thereof.

                 "Guarantors" shall mean, collectively, Interface, Guilford of Maine, Inc., Guilford (Delaware) Inc., Interface Flooring Systems, Inc., Rockland React-Rite Inc., Interface Research Corporation, Interface Europe, Inc., Pandel, Inc., Interface Asia-Pacific, Inc., Bentley, Prince Street, and all other Material Subsidiaries that are not Foreign Subsidiaries, and their respective successors and permitted assigns.

                 "Multicurrency Notes" shall mean, collectively, the promissory notes evidencing the Multicurrency Loans in the form attached hereto as Exhibit C, together with the FNBC Replacement Multicurrency Note.

                 "Pledged Stock" shall mean, collectively, (i) all issued and outstanding capital stock, together with all warrants, stock options, and other purchase and conversion rights with respect to such capital stock, of each of Guilford of Maine, Inc., Guilford (Delaware) Inc., Interface Flooring Systems, Inc., Interface Research Corporation, Rockland React-Rite, Inc., Pandel, Inc., Interface Europe, Inc., Interface Asia-Pacific, Inc., Bentley, Prince Street, and all other Material Subsidiaries of Interface organized in the United States, and
         (ii) 66% of all issued and outstanding capital stock, together with 66% of all warrants, stock options, and other purchase and conversion rights with respect to such capital stock, of IFSL, Interface Europe B.V., Interface Heuga Singapore Pte Ltd., Guilford of Maine (Canada), Inc., Interface Flooring Systems (Canada), Inc., Interface Heuga Japan Ltd., Interface Heuga Hong Kong Ltd., Interface Heuga Australia Pty Limited, and all other Material Subsidiaries that are Foreign Subsidiaries directly owned by Interface and/or one or more other Subsidiaries organized in the United States.

                 "Revolving Credit Notes" shall mean, collectively, the promissory notes evidencing the Revolving Loans in the form attached hereto as Exhibit B, together with the FUNBG Replacement Revolving Credit Note and the FNBC Supplemental Revolving Credit Note.

 3. AMENDMENT TO ARTICLE III ("REVOLVING LOANS"). Article III of the Credit Agreement is hereby amended by adding to said Article III an additional
Section 3.05, as follows:


             SECTION 3.05.  INCREASE IN REVOLVING LOAN COMMITMENTS.

             (a) On the Second Amendment Effective Date, the aggregate Revolving Loan Commitments of the Lenders shall be increased from $80,000,000 in aggregate principal amount to $95,000,000 in aggregate principal amount, with such increase resulting from the following actions: (1) the issuance by FNBC of a new Revolving Loan Commitment in the principal amount of $11,000,000, and (2) the increase by FUNBG of its Revolving Loan Commitment from $8,683,041 to $12,683,041.
         After giving effect to the foregoing actions, the Revolving Loan Commitments for the Lenders shall be as set forth on the signature pages to the Second Amendment to Credit Agreement, and all Borrowings of Revolving Loans pursuant to Section 5.01(a), and all continuations and conversions of outstanding Revolving Loans pursuant to Section 5.01(b), occurring on and after the Second Amendment Effective Date shall be made on the basis of such revised Commitments. At the time of the first such continuation or conversion, occurring on or after the Second Amendment Effective Date, of each outstanding Revolving Loan that had been borrowed or previously continued or converted prior to the Second Amendment Effective Date (i) there shall be paid to the Domestic Agent, by each Lender whose Pro Rata Share of the Revolving Loan Commitments has increased on the Second Amendment Effective Date, a principal amount sufficient to cause such Lender's Pro Rata Share of such outstanding Revolving Loans being so continued or converted to be increased to a percentage equal to such Lender's Pro Rata Share of the Revolving Loan Commitments as in effect on and after the Second Amendment Effective Date, and for all purposes of this Agreement from and after the date of such payment, such additional principal amount shall be deemed to have been borrowed by Interface from such Lender, and (ii) there shall be repaid to each Lender whose Pro Rata Share of the Revolving Loan Commitments has decreased on the Second Amendment Effective Date, from the principal amounts paid to the Domestic Agent pursuant to the preceding clause (i), a principal amount sufficient to cause such Lender's Pro Rata Share of such outstanding Revolving Loans being so continued or converted to be reduced to a percentage equal to such Lender's Pro Rata Share of the Revolving Loan Commitments as in effect on and after the Second Amendment Effective Date, and such amount shall thereupon be deemed to have been repaid by Interface to such Lender (without penalty or premium). Similar payments with respect to all Revolving Loans outstanding on the Second Amendment Effective Date as Base Rate Loans shall be made on the Second Amendment Effective Date. Each repayment by Interface, occurring on or after the Second Amendment Effective Date, of outstanding Revolving Loans that had been borrowed prior to the Second Amendment Effective Date, and have not previously been so continued or converted on or after the Second Amendment Effective Date, shall be paid to the Lenders in accordance with their respective Pro Rata Shares of the Revolving Loan Commitments as in effect prior to the Second Amendment Effective Date.

                 (b) Interface's obligations to pay the principal of, and interest on, all Revolving Loans under the FUNBG Replacement Revolving Credit Note and the FNBC Supplemental Revolving Credit Note shall be evidenced by the records of the Domestic Agent and such Lender and by the FUNBG Replacement Revolving Credit Note or FNBC Supplemental Revolving Credit Note, as the case may be, payable to such Lender completed in conformity with this Agreement.

                 (c) From and after the Second Amendment Effective Date, all references in this Agreement to the Revolving Loan Commitments shall be deemed to include the Revolving Loan Commitments as increased by this Section 3.05 (subject, however, to subsequent increases or decreases from time to time as a result of any reduction thereof pursuant to Section 3.03 or 3.04, any assignment thereof pursuant to
         Section 12.06, or any amendment thereof pursuant to Section 12.02).

4. AMENDMENT TO ARTICLE IV ("MULTICURRENCY LOANS"). Article IV of the Credit Agreement is hereby amended by adding to said Article IV a new Section 4.05, as follows:

                 SECTION 4.05.  INCREASE IN MULTICURRENCY LOAN COMMITMENTS.

                 (a) On the Second Amendment Effective Date, the aggregate Multicurrency Loan Commitments of the Lenders shall be increased from $45,000,000 in aggregate principal amount to $50,000,000 in aggregate principal amount, with such increase resulting from the increase by FNBC of its Multicurrency Loan Commitment from $5,800,000 to $10,800,000. After giving effect to the foregoing increase, the Multicurrency Loan Commitments for the Lenders shall be as set forth on the signature pages to the Second Amendment to Credit Agreement, and all Borrowings of Multicurrency Loans pursuant to Section 5.01(a), and all continuations and conversions of outstanding Multicurrency Loans pursuant to Section 5.01(b), occurring on and after the Second Amendment Effective Date shall be made on the basis of such revised Commitments. At the time of the first such continuation or conversion, occurring on or after the Second Amendment Effective Date, of each outstanding Multicurrency Loan that had been borrowed or previously continued or converted prior to the Second Amendment Effective Date (i) there shall be paid to the Multicurrency Agent, by each Lender whose Pro Rata Share of the Multicurrency Loan Commitments has increased on the Second Amendment Effective Date, a principal amount sufficient to cause such Lender's Pro Rata Share of such outstanding Multicurrency Loans being so continued or converted to be increased to a percentage equal to such Lender's Pro Rata Share of the Multicurrency Loan Commitments as in effect on and after the Second Amendment Effective Date, and for all purposes of this Agreement from and after the date of such payment, such additional principal amount shall be deemed to have been borrowed by Interface from such Lender, and (ii) there shall be repaid to each Lender whose Pro Rata Share of the Multicurrency Loan Commitments has decreased on the Second Amendment Effective Date, from the principal amounts paid to the Multicurrency Agent pursuant to the preceding clause (i), a principal amount sufficient to cause such Lender's Pro Rata Share of such outstanding Multicurrency Loans being so continued or converted to be reduced to a percentage equal to such Lender's Pro Rata Share of the Multicurrency Loan Commitments as in effect on and after the Second Amendment Effective Date, and such amount shall thereupon be deemed to have been repaid by Interface to such Lender (without penalty or premium). Similar payments with respect to all Multicurrency Loans outstanding on the Second Amendment Effective Date as Base Rate Loans shall be made on the Second Amendment Effective Date. Each repayment by Interface, occurring on or after the Second Amendment Effective Date, of outstanding Multicurrency Loans that had been borrowed prior to the Second Amendment Effective Date, and have not previously been so continued or converted on or after the Second Amendment Effective Date, shall be paid to the Lenders in accordance with their respective Pro Rata Shares of the Multicurrency Loan Commitments as in effect prior to the Second Amendment Effective Date.

                 (b) The Borrowers' obligations to pay the principal of, and interest on, all Multicurrency Loans to FNBC pursuant to its increased Multicurrency Loan Commitment shall be evidenced by the records of the Multicurrency Agent and such Lender and by the FNBC Replacement Multicurrency Note payable to such Lender completed in conformity with this Agreement.

                 (c) From and after the Second Amendment Effective Date, all references in this Agreement to the Multicurrency Loan Commitments shall be deemed to include the Multicurrency Loan Commitments as increased by this Section 4.05 (subject, however, to subsequent increases or decreases from time to time as a result of any reduction thereof pursuant to Section 4.03 or 4.04, any assignment thereof pursuant to Section 12.06, or any amendment thereof pursuant to
         Section 12.02).

5.       AMENDMENT TO SECTION 5.05 ("FEES").  Subsections (c), (d), and (e) of
Section 5.05 of the Credit Agreement are hereby amended by deleting said subsections in their entirety, and substituting the following subsections (c),
(d), and (e) in lieu thereof:

                 (c) Interface shall pay to the Domestic Agent, for the account of and distribution of the respective Pro Rata Share to each Revolving Lender, a commitment fee (i) for the period commencing on the Closing Date to but excluding the Second Amendment Effective Date computed at a rate equal to one-half of one percent (0.500%) per annum, and (ii) for the period commencing on the Second Amendment Effective Date to and including the Final Maturity Date computed at a rate equal to three-eighths of one percent (0.375%) per annum, in each case calculated on the average daily unused portion of the Revolving Loan Commitments of such Lenders, such fee being payable quarterly in arrears on the last calendar day of each fiscal quarter of Interface, and on the Final Maturity Date.

                 (d) The Borrowers shall pay to the Multicurrency Agent, for the account of and distribution of the respective Pro Rata Share to the Multicurrency Lenders, a commitment fee (i) for the period commencing on the Closing Date to but excluding the Second Amendment Effective Date computed at a rate equal to one-half of one percent (0.500%) per annum, and (ii) for the period commencing on the Second Amendment Effective Date to and including the Final Maturity Date computed at a rate equal to three-eighths of one percent (0.375%) per annum, in each case calculated on the average daily unused portion of the Multicurrency Loan Commitments of such Multicurrency Lenders (based on the Dollar Equivalent of such unused portion and calculated in the manner set forth in the second sentence of Section 4.01(a)), such fee being payable quarterly in arrears on the last calendar day of each fiscal quarter of Interface, and on the Final Maturity Date.

                 (e) On the Second Amendment Effective Date, Interface and the other Borrowers shall pay to (i) FNBC a fee in the amount of $20,000 for the issuance by such Lender of its Revolving Loan Commitment and the increase in its Multicurrency Loan Commitment pursuant to Sections 3.05 and 4.05, and (ii) FUNBG a fee in the amount of $5,000 for the issuance by such Lender of the increase in its Revolving Loan Commitment pursuant to Section 3.05.

6.       AMENDMENTS TO SECTION 8.07 ("REPORTING COVENANTS").

         (a) Subsection (a) of Section 8.07 of the Credit Agreement is hereby amended by deleting the words "90 days" from the first sentence of said subsection (a) and substituting in lieu thereof the words "120 days."

         (b) Subsection (b) of Section 8.07 of the Credit Agreement is hereby amended by deleting the words "45 days" from the first sentence of said subsection (b) and substituting in lieu thereof the words "60 days."

Except as expressly amended hereby, subsections (a) and (b) of Section 8.07 shall continue in effect in accordance with the terms thereof.

7.       AMENDMENT TO SECTION 8.09 ("FINANCIAL COVENANTS").  Subsection (c) of
Section 8.09 of the Credit Agreement is hereby amended by deleting from said subsection (c) the designated periods and applicable minimum Fixed Charge Coverage Ratios and substituting in lieu thereof the following designated periods and minimum Fixed Charge Coverage Ratios:

                                                    Minimum Fixed
                                                   Charge Coverage
         Period                                         Ratio
         ------                                    --------------
January 3, 1994 through
  December 31, 1995                                   1.25:1.00

January 1, 1996 and
  thereafter                                          1.50:1.00


Except as expressly amended hereby, subsection (c) of Section 8.09 shall continue in effect in accordance with the terms thereof.

8. AMENDMENT TO SECTION 9.01 ("INDEBTEDNESS"). Section 9.01 of the Credit Agreement is hereby amended by deleting subsection (k) of said Section
9.01 and substituting in lieu thereof the following subsections (k) and (l):

                 (k) Indebtedness of Prince Street arising from the factoring arrangement more particularly described on Schedule 9.03 attached to the Second Amendment to Credit Agreement, as such Indebtedness may be outstanding prior to May 1, 1995; and

                 (l) Other Indebtedness not to exceed $3,000,000 at any one time outstanding.

Except as expressly amended hereby, said Section 9.01 shall continue in effect in accordance with its terms.

9. AMENDMENT TO SCHEDULE 9.02 ("EXISTING LIENS"). Schedule 9.02 to the Credit Agreement is hereby amended by adding to said Schedule 9.02 the information set forth on the Supplement to Schedule 9.02 attached to this Second Amendment, but such Supplement shall only be effective through April 30, 1995, at which time the Liens described in such Supplement shall no longer be permitted pursuant to the terms of Section 9.02(a) of the Credit Agreement.

10. AMENDMENT TO SECTION 9.03 ("MERGERS, ACQUISITIONS, SALES, ETC."). Clause (iv) of Section 9.03 of the Credit Agreement is hereby amended by deleting said clause (iv) in its entirety and substituting the following in lieu thereof:

                 (iv)     sales of accounts receivable (x) by Interface
         Flooring Systems, Inc. pursuant to the Factoring Agreement with BancBoston Financial Company identified on Schedule 9.02 or pursuant to a replacement factoring arrangement on terms consistent with such Factoring Agreement as in effect on June 22, 1993, (y) by Foreign Subsidiaries pursuant to similar factoring arrangements in each case providing for sales of accounts on terms substantially consistent with the Factoring Agreement described in the preceding clause (x), and (z) by Prince Street pursuant to the factoring arrangement more particularly described on the Supplement to Schedule 9.02 attached to the Second Amendment to Credit Agreement, but only through April 30, 1995, or

Except as expressly amended hereby, said Section 9.03 shall continue in effect in accordance with its terms.

11. WAIVER OF EVENT OF DEFAULT. Upon the execution and delivery of this Second Amendment by those Lenders constituting the

Required Lenders under the terms of the Credit Agreement, whether or not the Second Amendment Effective Date shall then have occurred or shall thereafter occur, any Default or Event of Default that may have occurred or existed as of April 3, 1994, as a result of Interface's failure to maintain as of such date the minimum Fixed Charge Coverage Ratio required to be maintained pursuant to
Section 8.09(c) of the Credit Agreement, shall be waived without further action on the part of the Lenders.

12. AMENDMENT FEE. Interface agrees to pay to the Domestic Agent, for the benefit of each Lender, on the Second Amendment Effective Date, an amendment fee equal to $5,000 for each such Lender.

13. CONDITIONS PRECEDENT TO EFFECTIVENESS OF SECOND AMENDMENT. Except as otherwise provided in Paragraph 11 above, this Second Amendment shall not become effective or have any force or effect until such time as the Co-Agents shall have received the following documents in form and substance satisfactory in all respects to the Co-Agents:

                 (a) The counterparts of this Second Amendment as executed and delivered by each of the Borrowers, the Lenders, the Co- Agents, and the Collateral Agent, and as acknowledged by each of the Guarantors;

                 (b) The duly completed and executed FNBC Replacement Multicurrency Note and FNBC Supplemental Revolving Credit Note;

                 (c) The duly completed and executed FUNBG Replacement Revolving Credit Note;

                 (d) The certificate of the Secretary or an Assistant Secretary of each of the Borrowers (or, in the case of any Foreign Subsidiary, a comparable company officer) attaching and certifying copies of the resolutions of the boards of directors (or, in the case of any Foreign Subsidiary, the comparable governing body of such entity) of the Borrowers, authorizing the execution, delivery and performance of this Second Amendment, including, without limitation, the increases in the Revolving Loan Commitments and Multicurrency Loan Commitments;

                 (e) The certificate of the Secretary or an Assistant Secretary of each of the Borrowers (or, in the case of any Foreign Subsidiary, a comparable company officer) certifying (i) the name, title and true signature of each officer of such entities executing this Second Amendment and all other documents being executed and delivered in connection herewith, and (ii) whether there have been any amendments in the certificates or articles of incorporation or bylaws (or comparable organizational documents of Foreign Subsidiaries) since June 22, 1993 and, if so, attaching copies of all such amendments;

                 (f) The favorable opinions of (i) Kilpatrick & Cody, United States counsel to the Borrowers, (ii) Paisner & Co., United Kingdom counsel to Heuga UK and IFSL, and (iii) Loeff Clays & Verbeke, Netherlands counsel to Heuga Nederland, in each case addressed to the Co-Agents and each of the Lenders, and covering such matters with respect to the Borrowers and this Second Amendment as either Co-Agent or any Lender may reasonably request; and

                 (g) Such other documents with respect to the Borrowers, this Second Amendment, and all corporate proceedings and other legal matters in connection with the authorization, legality, validity, and enforceability hereof as either Co-Agent shall reasonably request.

In addition to the foregoing, the following conditions shall have been satisfied or shall exist to the satisfaction of the Co-Agents:

                 (h) The fees required to be paid pursuant to Section 5.05(e) of the Credit Agreement, as amended hereby, and by Paragraph 12 of this Second Amendment, shall have been paid in full;

                 (i) All reasonable out-of-pocket costs and expenses of the Co-Agents (including, without limitation, the reasonable fees and disbursements of counsel) incurred in connection with this Second Amendment and the transactions contemplated hereby shall have been paid in full;

                 (j) The representations and warranties of the Borrowers as set forth in Paragraph 14 of this Second Amendment shall be true and correct; and

                 (k) All outstanding Multicurrency Loans and other obligations owed by Heuga UK as a Borrower under the Credit Agreement shall have been paid in full.

14. REPRESENTATIONS AND WARRANTIES. Each of Interface (as to itself and all other Consolidated Companies, whether or not Interface is a Borrower hereunder) and each of the other Borrowers (as to itself and all of its Subsidiaries) represents and warrants (after giving effect to the waiver set forth in Paragraph 11 of this Second Amendment) to the Lenders as follows:

         (a) All representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as though such representations and warranties have been made on and as of the date hereof (except that the representation and warranty set forth in Section 7.19 of the Credit Agreement shall not be deemed to relate to any time subsequent to the date of the initial Loans under the Credit Agreement);

         (b) No Default or Event of Default has occurred and is continuing on the date hereof; and

         (c) Since the date of the most recent financial statements of the Consolidated Companies submitted to the Lenders pursuant to Section 8.07(b), there has been no change which has had or could reasonably be expected to have a Materially Adverse Effect (whether or not any notice with respect to such change has otherwise been furnished to the Lenders pursuant to Section 8.07).

15. REFERENCES TO CREDIT AGREEMENT. On and after the Second Amendment Effective Date, each and every reference in the Credit Documents to the Credit Agreement shall be deemed to refer to and mean the Credit Agreement as amended by this Second Amendment. The Borrowers further confirm and agree that (i) except as expressly amended herein, the Credit Agreement remains in full force and effect in accordance with its terms, and (ii) all other Credit Documents remain in full force and effect in accordance with their respective terms.

16. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

17. MISCELLANEOUS. This Second Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia. This Second Amendment shall be binding on and shall inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered in Atlanta, Georgia, by their duly authorized officers as of the day and year first above written.


                                           INTERFACE, INC.



                                           By:
                                              ---------------------------
                                              Daniel T. Hendrix
                                              Vice President


                                           INTERFACE SCHERPENZEEL B.V.
                                           (FORMERLY HEUGA NEDERLAND B.V.)



                                           By:
                                              ---------------------------
                                              Daniel T. Hendrix
                                              Attorney-in-Fact


                                           AYLESBURY RESIDUAL LIMITED
                                           (FORMERLY HEUGA UK LIMITED)



                                           By:
                                              ---------------------------
                                              Daniel T. Hendrix
                                              Attorney-in-Fact


                                           INTERFACE EUROPE LTD.
                                           (FORMERLY INTERFACE FLOORING
                                             SYSTEMS LIMITED)


                                           By:
                                              ---------------------------
                                              Daniel T. Hendrix
                                              Attorney-in-Fact

                                           TRUST COMPANY BANK,
                                           AS DOMESTIC AGENT AND
                                           COLLATERAL AGENT


                                           By:
                                              --------------------------
                                              Name:
                                                     -------------------
                                              Title:
                                                     -------------------


                                           By:
                                              --------------------------
                                              Name:
                                                     -------------------
                                              Title:
                                                     -------------------


                                           THE FIRST NATIONAL BANK
                                             OF CHICAGO, AS
                                                  MULTICURRENCY AGENT


                                           By:
                                              --------------------------
                                              Name:
                                                     -------------------
                                              Title:
                                                     -------------------

                                           TRUST COMPANY BANK


                                           By:
                                              --------------------------
                                              Name:
                                                     -------------------
                                              Title:
                                                     -------------------

                                           By:
                                              --------------------------
                                              Name:
                                                     -------------------
                                              Title:
                                                     -------------------


PRIOR TO SECOND CLOSING DATE

                                                                                PRO RATA
                                              AMOUNT                              SHARE
                                              ------                            --------
   TERM LOAN COMMITMENT:                   $  8,888,889                        11.111111%

   REVOLVING LOAN COMMITMENT:              $ 12,056,054                        12.690583%

   MULTICURRENCY LOAN COMMITMENT:          $  4,055,057                         8.110114%

   TOTAL COMMITMENT:                       $ 25,000,000                            11.11%



ON AND AFTER SECOND CLOSING DATE

   SERIES A TERM LOAN COMMITMENT:          $  8,166,667                        11.111111%

   SERIES B TERM LOAN COMMITMENT:          $  5,500,000                        10.000000%

   REVOLVING LOAN COMMITMENT:              $ 10,152,466                        12.690583%

   MULTICURRENCY LOAN COMMITMENT:          $  3,649,551                         8.110114%

   TOTAL COMMITMENT:                       $ 27,468,684                        10.838462%



ON AND AFTER SECOND AMENDMENT EFFECTIVE DATE

   SERIES A TERM LOAN COMMITMENT:          $  7,054,850                        11.110000%

   SERIES B TERM LOAN COMMITMENT:          $  4,950,000                        10.000000%

   REVOLVING LOAN COMMITMENT:              $ 10,152,467                        10.686807%

   MULTICURRENCY LOAN COMMITMENT:          $  3,649,551                         7.299102%

   TOTAL COMMITMENT:                       $ 25,806,868                        10.002662%


                                           THE FIRST NATIONAL BANK
                                             OF CHICAGO



                                           By:
                                              --------------------------
                                              Name:
                                                     -------------------
                                              Title:
                                                     -------------------

PRIOR TO SECOND CLOSING DATE
                                                                                PRO RATA
                                              AMOUNT                             SHARE
                                              ------                            --------
   TERM LOAN COMMITMENT:                   $  3,555,556                         4.444445%

   REVOLVING LOAN COMMITMENT:              $          0                         0.000000%

   MULTICURRENCY LOAN COMMITMENT:          $  6,444,444                        12.888888%

   TOTAL COMMITMENT:                       $ 10,000,000                             4.44%



ON AND AFTER SECOND CLOSING DATE

   SERIES A TERM LOAN COMMITMENT:          $  3,266,667                         4.444445%

   SERIES B TERM LOAN COMMITMENT:          $          0                         0.000000%

   REVOLVING LOAN COMMITMENT:              $          0                         0.000000%

   MULTICURRENCY LOAN COMMITMENT:          $  5,800,000                        12.888888%

   TOTAL COMMITMENT:                       $  9,066,667                         3.585069%



ON AND AFTER SECOND AMENDMENT EFFECTIVE DATE

   SERIES A TERM LOAN COMMITMENT:          $  2,819,400                         4.440000%

   SERIES B TERM LOAN COMMITMENT:          $          0                         0.000000%

   REVOLVING LOAN COMMITMENT:              $ 11,000,000                        11.578947%

   MULTICURRENCY LOAN COMMITMENT:          $ 10,800,000                        21.600000%

   TOTAL COMMITMENT:                       $ 24,619,400                         9.542403%


                                           ABN AMRO BANK N.V.


                                           By:
                                              --------------------------
                                              Name:
                                                     -------------------
                                              Title:
                                                     -------------------


                                           By:
                                              --------------------------
                                              Name:
                                                     -------------------
                                              Title:
                                                     -------------------

PRIOR TO SECOND CLOSING DATE

                                                                               PRO RATA
                                           AMOUNT                                SHARE
                                           ------                               --------
   TERM LOAN COMMITMENT:                   $  8,000,000                        10.000000%

   REVOLVING LOAN COMMITMENT:              $          0                         0.000000%

   MULTICURRENCY LOAN COMMITMENT:          $ 14,500,000                        29.000000%

   TOTAL COMMITMENT:                       $ 22,500,000                            10.00%



ON AND AFTER SECOND CLOSING DATE

   SERIES A TERM LOAN COMMITMENT:          $  7,350,000                        10.000000%

   SERIES B TERM LOAN COMMITMENT:          $          0                         0.000000%

   REVOLVING LOAN COMMITMENT:              $          0                         0.000000%

   MULTICURRENCY LOAN COMMITMENT:          $ 13,050,000                        29.000000%

   TOTAL COMMITMENT:                       $ 20,400,000                         8.066406%



ON AND AFTER SECOND AMENDMENT EFFECTIVE DATE

   SERIES A TERM LOAN COMMITMENT:          $  6,350,000                        10.000000%

   SERIES B TERM LOAN COMMITMENT:          $          0                         0.000000%

   REVOLVING LOAN COMMITMENT:              $          0                         0.000000%

   MULTICURRENCY LOAN COMMITMENT:          $ 13,050,000                        26.100000%

   TOTAL COMMITMENT:                       $ 19,400,000                         7.519380%


                                           THE FIRST NATIONAL BANK OF
                                             BOSTON


                                           By:
                                              --------------------------
                                              Name:
                                                     -------------------
                                              Title:
                                                     -------------------

PRIOR TO SECOND CLOSING DATE
                                                                                 PRO RATA
                                              AMOUNT                              SHARE
                                              ------                             --------
   TERM LOAN COMMITMENT:                   $  6,755,555                         8.444444%

   REVOLVING LOAN COMMITMENT:              $  4,822,422                         5.076234%

   MULTICURRENCY LOAN COMMITMENT:          $  7,422,023                        14.844046%

   TOTAL COMMITMENT:                       $ 19,000,000                         8.44%


                                               THE FIRST NATIONAL BANK OF
                                                 BOSTON - (CONTINUED)

ON AND AFTER SECOND CLOSING DATE

   SERIES A TERM LOAN COMMITMENT:          $  6,206,666                         8.444444%

   SERIES B TERM LOAN COMMITMENT           $  4,400,000                         8.000000%

   REVOLVING LOAN COMMITMENT:              $  4,060,987                         5.076234%

   MULTICURRENCY LOAN COMMITMENT:          $  6,679,821                        14.844046%

   TOTAL COMMITMENT:                       $ 21,347,474                         8.421094%



ON AND AFTER SECOND AMENDMENT EFFECTIVE DATE

   SERIES A TERM LOAN COMMITMENT:          $  5,359,400                         8.440000%

   SERIES B TERM LOAN COMMITMENT           $  3,960,000                         8.000000%

   REVOLVING LOAN COMMITMENT:              $  4,060,987                         4.274723%

   MULTICURRENCY LOAN COMMITMENT:          $  6,679,821                        13.359642%

   TOTAL COMMITMENT:                       $ 20,060,208                         7.775274%


                                           BANK SOUTH, N.A.



                                           By:
                                              --------------------------
                                              Name:
                                                     -------------------
                                              Title:
                                                     -------------------

PRIOR TO SECOND CLOSING DATE
                                                                                 PRO RATA
                                              AMOUNT                              SHARE
                                              ------                             --------

   TERM LOAN COMMITMENT:                   $  4,266,667                         5.333334%

   REVOLVING LOAN COMMITMENT:              $  7,733,333                         8.140351%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $ 12,000,000                             5.33%


ON AND AFTER SECOND CLOSING DATE

   SERIES A TERM LOAN COMMITMENT:          $  3,920,000                         5.333334%

   SERIES B TERM LOAN COMMITMENT:          $  4,400,000                         8.000000%

   REVOLVING LOAN COMMITMENT:              $  6,512,280                         8.140351%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $ 14,832,280                         5.845943%



ON AND AFTER SECOND AMENDMENT EFFECTIVE DATE

   SERIES A TERM LOAN COMMITMENT:          $  3,384,550                         5.330000%

   SERIES B TERM LOAN COMMITMENT:          $  3,960,000                         8.000000%

   REVOLVING LOAN COMMITMENT:              $  6,512,280                         6.855032%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $ 13,856,830                         5.370864%


                                           THE BANK OF TOKYO LTD.,
                                             ATLANTA AGENCY

                                           By:
                                              --------------------------
                                              Name:
                                                     -------------------
                                              Title:
                                                     -------------------

PRIOR TO SECOND CLOSING DATE
                                                                                PRO RATA
                                              AMOUNT                              SHARE
                                              ------                            --------

   TERM LOAN COMMITMENT:                   $  2,844,444                         3.555555%

   REVOLVING LOAN COMMITMENT:              $  5,155,556                         5.426901%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $  8,000,000                         3.56%


                                                THE BANK OF TOKYO LTD.,
                                                  ATLANTA AGENCY (CONTINUED)



ON AND AFTER SECOND CLOSING DATE

   SERIES A TERM LOAN COMMITMENT:          $  2,613,333                         3.555555%

   SERIES B TERM LOAN COMMITMENT:          $          0                         0.000000%

   REVOLVING LOAN COMMITMENT:              $  4,341,521                         5.426901%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $  6,954,854                         2.743532%



ON AND AFTER SECOND AMENDMENT EFFECTIVE DATE

   SERIES A TERM LOAN COMMITMENT:          $  2,260,600                         3.560000%

   SERIES B TERM LOAN COMMITMENT:          $          0                         0.000000%

   REVOLVING LOAN COMMITMENT:              $  4,341,521                         4.570022%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $  6,602,121                         2.558962%


                                   CIBC, INC.


                                           By:
                                              --------------------------
                                              Name:
                                                     -------------------
                                              Title:
                                                     -------------------



PRIOR TO SECOND CLOSING DATE
                                                                               PRO RATA
                                              AMOUNT                             SHARE
                                              ------                            --------
   TERM LOAN COMMITMENT:                   $  5,688,889                         7.111111%

   REVOLVING LOAN COMMITMENT:              $ 10,311,111                        10.853801%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $ 16,000,000                             7.11%



ON AND AFTER SECOND CLOSING DATE

   SERIES A TERM LOAN COMMITMENT:          $  5,226,667                         7.111111%

   SERIES B TERM LOAN COMMITMENT:          $  4,400,000                         8.000000%

   REVOLVING LOAN COMMITMENT:              $  8,683,041                        10.853801%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $ 18,309,708                         7.222764%



ON AND AFTER SECOND AMENDMENT EFFECTIVE DATE

   SERIES A TERM LOAN COMMITMENT:          $  4,514,850                         7.110000%

   SERIES B TERM LOAN COMMITMENT:          $  3,960,000                         8.000000%

   REVOLVING LOAN COMMITMENT:              $  8,683,041                         9.140043%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $ 17,157,891                         6.650345%


                                           CONTINENTAL BANK N.A.


                                           By:
                                              --------------------------
                                              Name:
                                                     -------------------
                                              Title:
                                                     -------------------


PRIOR TO SECOND CLOSING DATE
                                                                                 PRO RATA
                                              AMOUNT                              SHARE
                                              ------                             --------
   TERM LOAN COMMITMENT:                   $  5,688,889                         7.111111%

   REVOLVING LOAN COMMITMENT:              $ 10,311,111                        10.853801%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $ 16,000,000                             7.11%



ON AND AFTER SECOND CLOSING DATE

   SERIES A TERM LOAN COMMITMENT:          $  5,226,667                         7.111111%

   SERIES B TERM LOAN COMMITMENT:          $  9,900,000                        18.000000%

   REVOLVING LOAN COMMITMENT:              $  8,683,041                        10.853801%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $ 23,809,708                         9.370111%



ON AND AFTER SECOND AMENDMENT EFFECTIVE DATE

   SERIES A TERM LOAN COMMITMENT:          $  4,514,850                         7.110000%

   SERIES B TERM LOAN COMMITMENT:          $  8,910,000                        18.000000%

   REVOLVING LOAN COMMITMENT:              $  8,683,041                         9.140043%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $ 22,107,891                         8.568950%


                                           CREDITANSTALT-BANKVERIEN


                                           By:
                                              --------------------------
                                              Name:
                                                     -------------------
                                              Title:
                                                     -------------------


                                           By:
                                              --------------------------
                                              Name:
                                                     -------------------
                                              Title:
                                                     -------------------

PRIOR TO SECOND CLOSING DATE
                                                                                PRO RATA
                                              AMOUNT                             SHARE
                                              ------                            --------
   TERM LOAN COMMITMENT:                   $  8,000,000                        10.000000%

   REVOLVING LOAN COMMITMENT:              $ 14,500,000                        15.263158%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $ 22,500,000                            10.00%



ON AND AFTER SECOND CLOSING DATE

   SERIES A TERM LOAN COMMITMENT:          $  7,350,000                        10.000000%

   SERIES B TERM LOAN COMMITMENT:          $  4,400,000                         8.000000%

   REVOLVING LOAN COMMITMENT:              $ 12,210,526                        15.263158%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $ 23,960,526                         9.457237%



ON AND AFTER SECOND AMENDMENT EFFECTIVE DATE

   SERIES A TERM LOAN COMMITMENT:          $  6,350,000                        10.000000%

   SERIES B TERM LOAN COMMITMENT:          $  3,960,000                         8.000000%

   REVOLVING LOAN COMMITMENT:              $ 12,210,526                        12.853185%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $ 22,520,526                         8.728886%




                                           THE DAIWA BANK, LIMITED


                                           By:
                                              --------------------------
                                              Name:
                                                     -------------------
                                              Title:
                                                     -------------------


                                           By:
                                              --------------------------
                                              Name:
                                                     -------------------
                                              Title:
                                                     -------------------

PRIOR TO SECOND CLOSING DATE
                                                                                 PRO RATA
                                              AMOUNT                              SHARE
                                              ------                             --------
   TERM LOAN COMMITMENT:                   $  4,622,222                         5.777778%

   REVOLVING LOAN COMMITMENT:              $  8,377,778                         8.818714%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $ 13,000,000                             5.78%



ON AND AFTER SECOND CLOSING DATE

   SERIES A TERM LOAN COMMITMENT:          $  4,246,666                         5.777778%

   SERIES B TERM LOAN COMMITMENT:          $  4,400,000                         8.000000%

   REVOLVING LOAN COMMITMENT:              $  7,054,971                         8.818714%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $ 15,701,637                         6.193940%


ON AND AFTER SECOND AMENDMENT EFFECTIVE DATE

   SERIES A TERM LOAN COMMITMENT:          $  3,670,300                         5.780000%

   SERIES B TERM LOAN COMMITMENT:          $  3,960,000                         8.000000%

   REVOLVING LOAN COMMITMENT:              $  7,054,971                         7.426285%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $ 14,685,271                         5.691966%


                                           FIRST UNION NATIONAL
                                             BANK OF GEORGIA


                                           By:
                                              --------------------------
                                              Name:
                                                     -------------------
                                              Title:
                                                     -------------------

PRIOR TO SECOND CLOSING DATE
                                                                                PRO RATA
                                             AMOUNT                              SHARE
                                             ------                             --------
   TERM LOAN COMMITMENT:                   $  5,688,889                         7.111111%

   REVOLVING LOAN COMMITMENT:              $ 10,311,111                        10.853801%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $ 16,000,000                             7.11%


                                                FIRST UNION NATIONAL
                                                  BANK OF GEORGIA - CONTINUED



ON AND AFTER SECOND CLOSING DATE

   SERIES A TERM LOAN COMMITMENT:          $  5,226,667                         7.111111%

   SERIES B TERM LOAN COMMITMENT:          $  7,700,000                        14.000000%

   REVOLVING LOAN COMMITMENT:              $  8,683,041                        10.853801%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $ 21,609,708                         8.524540%


ON AND AFTER SECOND AMENDMENT EFFECTIVE DATE

   SERIES A TERM LOAN COMMITMENT:          $  4,514,850                         7.110000%

   SERIES B TERM LOAN COMMITMENT:          $  6,930,000                        14.000000%

   REVOLVING LOAN COMMITMENT:              $ 12,683,041                        13.350569%

   MULTICURRENCY LOAN COMMITMENT:          $          0                         0.000000%

   TOTAL COMMITMENT:                       $ 24,127,891                         9.351896%

                                           NATIONSBANK OF NORTH CAROLINA,
                                              N.A.


                                           By:
                                              --------------------------
                                              Name:
                                                     -------------------
                                              Title:
                                                     -------------------


PRIOR TO SECOND CLOSING DATE
                                                                                 PRO RATA
                                              AMOUNT                              SHARE
                                              ------                             --------
   TERM LOAN COMMITMENT:                   $  8,000,000                        10.000000%

   REVOLVING LOAN COMMITMENT:              $  5,710,762                         6.011328%

   MULTICURRENCY LOAN COMMITMENT:          $  8,789,238                        17.578476%

   TOTAL COMMITMENT:                       $ 22,500,000                            10.00%


ON AND AFTER SECOND CLOSING DATE

   SERIES A TERM LOAN COMMITMENT:          $  7,350,000                        10.000000%

   SERIES B TERM LOAN COMMITMENT:          $  4,400,000                         8.000000%

   REVOLVING LOAN COMMITMENT:              $  4,809,063                         6.011328%

   MULTICURRENCY LOAN COMMITMENT:          $  7,910,314                        17.578476%

   TOTAL COMMITMENT:                       $ 24,469,377                         9.656007%


ON AND AFTER SECOND AMENDMENT EFFECTIVE DATE

   SERIES A TERM LOAN COMMITMENT:          $  6,350,000                        10.000000%

   SERIES B TERM LOAN COMMITMENT:          $  3,960,000                         8.000000%

   REVOLVING LOAN COMMITMENT:              $  4,809,063                         5.062172%

   MULTICURRENCY LOAN COMMITMENT:          $  7,910,314                        15.820628%

   TOTAL COMMITMENT:                       $ 23,029,377                         8.926115%


                                           WACHOVIA BANK OF GEORGIA, N.A.


                                           By:
                                              --------------------------
                                              Name:
                                                     -------------------
                                              Title:
                                                     -------------------



PRIOR TO SECOND CLOSING DATE
                                                                                PRO RATA
                                              AMOUNT                             SHARE
                                              ------                            --------
   TERM LOAN COMMITMENT:                   $  8,000,000                        10.000000%

   REVOLVING LOAN COMMITMENT:              $  5,710,762                         6.011328%

   MULTICURRENCY LOAN COMMITMENT:          $  8,789,238                        17.578476%

   TOTAL COMMITMENT:                       $ 22,500,000                            10.00%


ON AND AFTER SECOND CLOSING DATE

   SERIES A TERM LOAN COMMITMENT:          $  7,350,000                        10.000000%

   SERIES B TERM LOAN COMMITMENT:          $  5,500,000                        10.000000%

   REVOLVING LOAN COMMITMENT:              $  4,809,063                         6.011328%

   MULTICURRENCY LOAN COMMITMENT:          $  7,910,314                        17.578476%

   TOTAL COMMITMENT:                       $ 25,569,377                        10.085694%


ON AND AFTER SECOND AMENDMENT EFFECTIVE DATE

   SERIES A TERM LOAN COMMITMENT:          $  6,350,000                        10.000000%

   SERIES B TERM LOAN COMMITMENT:          $  4,950,000                        10.000000%

   REVOLVING LOAN COMMITMENT:              $  4,809,063                         5.062172%

   MULTICURRENCY LOAN COMMITMENT:          $  7,910,314                        15.820628%

   TOTAL COMMITMENT:                       $ 24,019,377                         9.309836%


                          SUPPLEMENT TO SCHEDULE 9.02


                                 EXISTING LIENS




                      E. PRINCE STREET TECHNOLOGIES, LTD.


1. Liens on accounts receivable pursuant to the Factoring Agreement (Net) dated January 13, 1988 executed by Prince Street Technologies, Ltd. in favor of Citizens & Southern Commercial Corporation, as amended on February 13, 1992

                           CONSENT AND ACKNOWLEDGMENT


         Each of the undersigned hereby (i) acknowledges and confirms its agreement to the foregoing Second Amendment to Second Amended and Restated Credit Agreement dated as of June __, 1994, including without limitation, the increases in the Revolving Loan Commitments and Multicurrency Loan Commitments as provided therein, and (ii) restates and reaffirms its obligations under each of their respective Guaranty Agreements and all other Credit Documents (as such terms are defined in the Second Amended and Restated Credit Agreement) to which it is a party, including without limitation, all such obligations with respect to the additional Revolving Loans and Multicurrency Loans that may be made thereunder.

         IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent and Acknowledgment effective as of June __, 1994.


                                        INTERFACE, INC.


                                        By:
                                           -------------------------------
                                           Title:
                                                 -------------------------


                                        GUILFORD OF MAINE, INC.


                                        By:
                                           -------------------------------
                                           Title:
                                                 -------------------------


                                        GUILFORD (DELAWARE) INC.


                                        By:
                                           -------------------------------
                                           Title:
                                                 -------------------------

                                        INTERFACE FLOORING SYSTEMS, INC.


                                        By:
                                           -------------------------------
                                           Title:
                                                 -------------------------


                                        ROCKLAND REACT-RITE, INC.


                                        By:
                                           -------------------------------
                                           Title:
                                                 -------------------------


                                        INTERFACE RESEARCH CORPORATION


                                        By:
                                           -------------------------------
                                           Title:
                                                 -------------------------


                                        INTERFACE EUROPE, INC.


                                        By:
                                           -------------------------------
                                           Title:
                                                 -------------------------


                                        PANDEL, INC.


                                        By:
                                           -------------------------------
                                           Title:
                                                 -------------------------

                                        INTERFACE ASIA-PACIFIC, INC.


                                        By:
                                           -------------------------------
                                           Title:
                                                 -------------------------


                                        BENTLEY MILLS, INC.


                                        By:
                                           -------------------------------
                                           Title:
                                                 -------------------------


                                        PRINCE STREET TECHNOLOGIES, LTD.


                                        By:
                                           -------------------------------
                                           Title:
                                                 -------------------------